SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS

  (Each, a “Portfolio” and together, the “Portfolios”)

Effective immediately, the section entitled “Frequent Purchases and Redemptions of Portfolio Shares” in the prospectuses of each Portfolio is replaced with the following:

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolios reserve the right to reject any purchase or exchange order for any reason. The Portfolios are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Portfolio determines could harm the Portfolio may be rejected.

Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including by disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Portfolio shareholders. The Board has approved the Portfolios' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, the Portfolios take steps to avoid accommodating frequent purchases and redemptions of shares by Portfolio shareholders. Funds Management monitors available shareholder trading information across all Portfolios on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Portfolio, that shareholder will be "blocked" from purchasing shares of that Portfolio (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

- Money market funds;

- Ultra short funds (includes Adjustable Rate Government Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund);

- Purchases of shares through dividend reinvestments or capital gain distributions;

- Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

- Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

- Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

- Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

- Purchases below $5,000 (including purchases that are part of an exchange transaction).

In the event that an asset allocation or “wrap” program is unable to implement the policy outlined above, Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Funds Management with specific information regarding its program and ongoing information about its program upon request.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliates that are used exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Portfolio may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Portfolio shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Portfolio shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

November 17, 2011                                                                                                                                            WBP111/P810SP